COLUMBIA FUNDS SERIES TRUST

Columbia Total Return Bond Fund

(the “Fund”)

Supplement dated May 13, 2010 to the Prospectuses

dated August 1, 2009, as supplemented

Effective as of the date of this supplement, the table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Alexander D. Powers

Lead Manager. Service with the Fund since 2007.

Portfolio manager of Columbia Management Investment Advisers, LLC (the Advisor). From 1996 until joining the Advisor in May 2010, Mr. Powers was associated with Columbia Management Advisors, LLC, the Fund’s previous investment advisor, or its predecessors as an investment professional.

Brian Lavin, CFA Co-manager. Service with the Fund since 2010. Portfolio manager of the Advisor; associated with the Advisor as an investment professional since 1994.

Carl W. Pappo, CFA

Co-manager. Service with the Fund since 2006.

Portfolio manager of the Advisor. From 1993 until joining the Advisor in May 2010, Mr. Pappo was associated with Columbia Management Advisors, LLC, the Fund’s previous investment advisor, or its predecessors as an investment professional.

Michael Zazzarino

Co-manager. Service with the Fund since 2010.

Portfolio manager of the Advisor. From March 2005 until joining the Advisor in May 2010, Mr. Zazzarino was associated with the Columbia Management Advisors, LLC, the Fund’s previous investment advisor, or its predecessors as an investment professional.

Shareholders should retain this Supplement for future reference.

INT-47/51960-0510